Exhibit 31.4
CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO EXCHANGE ACT RULE 13A-14(A)/15D-14(A)
AS ADOPTED PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002
I, Mark Shifke, certify that:

1.	I have reviewed this Amendment No. 1 to Form 10-Q/A of Green Dot Corporation; and

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date:	June 7, 2017	By:	/s/ Mark Shifke
		Name:	Mark Shifke
Chief Financial Officer
(Principal Financial Officer)